                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement           [ ] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       ABC Dispensing Technologies, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     1. Title of each class of securities to which transaction applies:

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     2. Aggregate number of securities to which transaction applies:

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     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4. Proposed maximum aggregate value of transaction:

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     5.  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials:

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1. Amount previously paid:

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     2. Form, Schedule or Registration Statement no.:

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     3. Filing Party:

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     4. Date Filed:

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

                       ABC DISPENSING TECHNOLOGIES, INC.
                                  AKRON, OHIO

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 13, 1997

                            ------------------------

To the Shareholders of ABC Dispensing Technologies, Inc.

     You are hereby notified that the 1997 annual meeting of shareholders (the "Meeting") of ABC Dispensing Technologies, Inc. (the "Company") will be held at Holiday Inn, 4363 Route 42, Kent, Ohio, on October 13, 1997, at 1:00 p.m. local time, for the following purposes:

          I. To elect three (3) Directors to serve until the 1998 annual meeting of shareholders or until their successors are elected and qualified;

          II. To consider and vote upon the adoption of an amendment to the Company's 1995 Stock Option Plan (the "Plan"), authorizing an additional 1,000,000 shares of common stock for issuance under the Plan;

          III. To consider and vote upon the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the Company's fiscal year ended April 26, 1997; and

          IV. To consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 25, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only shareholders of record on such date will be entitled to vote by attending in person or by Proxy. A list of such shareholders will be made available for examination at the offices of the Company, at least ten (10) days prior to the Meeting.

     Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be considered.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY PROVIDING WRITTEN NOTICE TO THE COMPANY BEFORE THE MEETING OR BY ATTENDING THE MEETING AND VOTING.

                                          By Order of the Board of Directors

                                          WILLIAM LERNER,
                                          Secretary

Akron, Ohio     August 25, 1997

                        PLEASE MAIL YOUR PROXY PROMPTLY.

                                PROXY STATEMENT
                      1997 ANNUAL MEETING OF SHAREHOLDERS
                                       OF

                       ABC DISPENSING TECHNOLOGIES, INC.
                          TO BE HELD OCTOBER 13, 1997

                            ------------------------

                      SOLICITATION AND REVOCATION OF PROXY

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ABC Dispensing Technologies, Inc. (the "Company") of proxies to be voted at the 1997 annual meeting of shareholders (the "Meeting") to be held at Holiday Inn, 4363 Route 42, Kent, Ohio, October 13, 1997, at 1:00 p.m. local time, or at any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The approximate date of the mailing of this Proxy Statement and accompanying proxy is September 2, 1997. A shareholder who submits a proxy on the accompanying form has the power to revoke it by written notice of revocation received by the Secretary of the Company at any time before the Meeting. Although a shareholder may have turned in a proxy prior to the Meeting, such a shareholder may, nevertheless, attend the Meeting, revoke his proxy and vote in person. All properly executed proxies will be voted as specified in the proxy. Unless authority to vote is withheld or a contrary choice is specified, proxies will be voted in favor of the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders.

     A proxy for use in connection with the Meeting is enclosed. Shareholders who execute proxies retain the right to revoke them before they are voted. A proxy may be revoked by submission of a later dated proxy, by submission of a written statement signed by the shareholder whose proxy is being revoked or by voting in person at the Meeting. If mailed, the later dated proxy or the written revocation must be received by the Company at its corporate offices at or prior to the Meeting. A proxy, when executed and not so revoked, will be voted as specified by the shareholder.

     If because of a disability you will need auxiliary aids or services to attend the Meeting, please contact the Secretary of the Company prior to the Meeting.

     Officers and employees of the Company may, by letter, telephone, or in person, request the return of proxies. The cost of this solicitation will be paid by the Company. The Company will reimburse brokerage houses, custodians, nominees, and others for reasonable expenses in connection with this solicitation.

                               VOTING PROCEDURES

     The Company has 17,112,889 shares of the Company's common stock, $.01 par value per share (the "Common Stock") outstanding and entitled to vote as of the record date, August 25, 1997. Shareholders of record, at the close of business on that date, will be the only persons to receive notice of, and to be entitled to vote, at the Meeting or any adjournment of the Meeting. Holders of Common Stock are entitled to one vote per share on all matters to be brought before the Meeting. For purposes of counting votes, abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any proposal by the shareholders. If a broker or nominee indicates that it does not have discretionary authority to vote on a proposal as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to such proposals.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Business at the Meeting will be conducted in accordance with the procedures determined by the Chairman of the Meeting and will be limited to matters properly brought before the Meeting pursuant to the procedures prescribed in the Company's By-Laws.

                 PROPOSAL NO. 1 -- ELECTION OF THREE DIRECTORS

     The By-Laws of the Company provide for a Board of Directors consisting of up to nine members. The Board of Directors currently has three members. At the meeting, three individuals will be elected to serve as directors until the next annual meeting of shareholders, and until their successors are elected and qualified. The Board of Directors has nominated three individuals, all of whom comprise the current Board of Directors. In the event that all such nominees are elected, the Board of Directors will have six (6) vacancies. Board members are elected annually by the Company's shareholders; however, vacancies may be filled at any time by the existing Board of Directors. The Board of Directors may fill some or all of the six (6) vacancies prior to the next annual meeting of shareholders, but it has no present intention to do so.

     Unless a shareholder withholds authority, a properly signed and dated proxy will be voted for the election of the persons named below. If a duly executed and dated proxy is returned without instructions, it will be voted for the three nominees proposed below. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the shareholder withholds authority from voting, the proxy will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

     The names and biographical summaries of the three persons who have been nominated to stand for election at the Meeting are:

                NAME                   AGE      PRINCIPAL OCCUPATION OF EMPLOYMENT
-------------------------------------  ----  -----------------------------------------
Charles M. Stimac, Jr................    46  President, Chief Executive Officer and
                                             Director of the Company
Herbert L. Luxenburg.................    62  President and Chief Executive Officer of
                                             University Inn and Days Inn of Kent,
                                             Ohio; Director of the Company
C. Rand Michaels.....................    60  Vice Chairman of Lomak Petroleum, Inc.;
                                             Director of the Company

     CHARLES M. STIMAC, JR. has been President, Chief Executive Officer and a Director of the Company since July 15, 1996. Mr. Stimac has more than twenty years experience in the investment banking industry. Prior to joining the Company, Mr. Stimac served as Vice President of Roney and Company, a member firm
of the New York Stock Exchange, from               19  through
1996.

     HERBERT L. LUXENBURG has been a Director of the Company since September 1988. Mr. Luxenburg has been a proprietor in the hospitality industry since 1965 and has served as President and Chief Executive Officer of the University Inn from 1975 through the present and Days Inn of Kent, Ohio from 1989 through the present.

     C. RAND MICHAELS has been a Director of the Company since September 1986. Mr. Michaels is Vice Chairman of Lomak Petroleum, Inc., a public corporation engaged in exploration for, and in the development and production of, crude oil and natural gas. Mr. Michaels has held executive positions with Lomak since 1976. Mr. Michaels also has served as a Director of Lynx Exploration, Inc., an oil and gas exploration company from 1994 to the present and as a Director of North Coast Energy, Inc. from 1996 to the present.

                  BOARD MEETINGS, COMMITTEES AND COMPENSATION

BOARD MEETINGS

     The Company's Board of Directors held      meetings during the fiscal year
ended April 26, 1997. All Directors attended all the Board meetings.

DIRECTORS' COMPENSATION

     Directors were not compensated for service as Directors or to attend any meetings, including meetings of any committees or sub-committees. All Directors were reimbursed for their expenses in connection with the meetings.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

     The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual shareholders' meeting. The Company's executive officers as of July 31, 1997 are as follows:

                        NAME                       AGE                  POSITION
    ---------------------------------------------  ----  --------------------------------------
    Charles M. Stimac, Jr........................    48  President, Chief Executive Officer and
                                                         Chief Financial Officer

     INFORMATION ABOUT MR. STIMAC IS SET FORTH IN THE BOARD OF DIRECTORS SECTION OF THIS PROXY STATEMENT.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") and NASDAQ initial reports of ownership and reports to changes of ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of the forms received by it, or on written representations from reporting persons, the Company believes that the Directors, executive officers and greater than ten percent (10%) beneficial owners complied with all Section 16(a) filing requirements during the fiscal year ended April 26, 1997, except that Charles Stimac filed a late and incomplete Form 4 in March, 1997 with respect to certain options granted Mr. Stimac in July, 1996. Mr. Stimac intends to correct such filing shortly.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of the fiscal years ended April 26, 1997, April 27, 1996 and April 29, 1995 of the compensation of the Company's Chief Executive Officer in fiscal 1997.

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                              ANNUAL COMPENSATION                          AWARDS
                                   ------------------------------------------   ----------------------------
                                                                 OTHER ANNUAL                    ALL OTHER
                                   FISCAL                        COMPENSATION      OPTIONS      COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR       SALARY    BONUS      ($)(1)      (# OF SHARES)      ($)(2)
---------------------------------  ------     --------   -----   ------------   -------------   ------------
Charles M. Stimac, Jr............   1997      $108,333    -0-        $ --            -0-            $670
  President and Chief
  Executive Officer
Robert A. Cutting,...............
  Former President and Chief        1996      $122,000    -0-          --            -0-            $490
  Executive Officer(3)              1995      $115,000    -0-          --            -0-            $490

---------------
(1) Perquisites for the 1995, 1996 and 1997 fiscal years did not exceed 10% of Mr. Stimac's and Mr. Cutting's respective salaries.

(2) These amounts represent the Company's matching contributions in the Company's 401-(K) retirement plan.

(3) Mr. Cutting's employment as Chief Executive Officer with the Company terminated effective July 14, 1996.

               OPTION GRANTS DURING THE YEAR ENDED APRIL 26, 1997

     The Company did not grant any options to purchase shares of the Company's Common Stock to the named executive officers during the year ended April 26, 1997.

                              EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with Charles M. Stimac, Jr., President, Chief Executive Officer and Chief Financial Officer of the Company, as of March 1, 1997 (the "Stimac Agreement"). The Stimac Agreement provides for Mr. Stimac to serve as the Company's President and Chief Executive Officer for an initial three year term beginning March 1, 1997, subject to automatic renewal for successive two year renewal terms unless either party chooses not to renew. The Stimac Agreement provides for an annual salary of $150,000, subject to annual cost of living increases, and annual bonuses equal to 4% of the Company's pretax income. The Stimac Agreement also provides for the grant of warrants to purchase 100,000 shares of the Company's Common Stock at an exercise price of $1.25 per share. Such warrants will rest as of January 31, 1998.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following graph shows the cumulative return experienced by the holders of Common Stock during the period from April 30, 1992 through April 30, 1997 as compared to the NASDAQ Stock Market Index (U.S. Companies) and the total return of domestic issuers having the same Standard Industrial Classification Industry Group Number as the Company (SIC 355) and traded on the NASDAQ Stock Market Index. Such yearly percentage change has been measured by dividing, (i) the sum of (a) the amount of dividends for the measurement period, assuming dividend reinvestment and (b) the difference between the price per share at the end and at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period.

     The graph assumes the investment of $100 on April 30, 1992 in the Common Stock and each of the indices, and the reinvestment of all dividends paid during the period.

                                                                              'ABC DISPENSING
        Measurement Period                                 NASDAQ Market       TECHNOLOGIES,
      (Fiscal Year Covered)           SIC CODE INDEX           Index               INC.'
1992                                     100.00              100.00              100.00
1993                                     127.46              119.48              142.31
1994                                     162.95              134.11               96.15
1995                                     240.04              146.43              211.54
1996                                     258.31              204.40              115.38
1997                                     311.69              217.88               65.38

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of July 31, 1997, with respect to the Common Stock held by the only person who owns of record, or is known by the Company to own beneficially, more than five percent (5%) of any class of securities:

                                                                 NUMBER OF SHARES
                       NAME AND ADDRESS OF                        OF COMMON STOCK        PERCENT
                       BENEFICIAL OWNERSHIP                    BENEFICIALLY OWNED(1)     OF CLASS
    ---------------------------------------------------------  ---------------------     --------
    The Pepsi-Cola Company, a division of Pepsico, Inc.......        1,500,000(2)          8.77%
      Somers, New York 10589

---------------
(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct its disposition) with respect to a security, whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated herein, each person has sole power to vote or dispose or direct the disposition of the shares owned beneficially.

(2) Includes 500,000 shares of Common Stock which the Pepsi-Cola Company has the right to acquire within sixty (60) days upon the exercise of Common Stock purchase warrants granted by the Company on November 15, 1995.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth certain information as of July 31, 1997, except as noted, regarding the Common Stock held by Directors and the Chief Executive Officer of the Company, including each nominee for election as a Director and all directors and executive officers as a group:

                                                                  NUMBER OF SHARES
                                                                  OF COMMON STOCK       PERCENT
                   NAME AND BENEFICIAL OWNERSHIP                 BENEFICIALLY OWNED     OF CLASS
    -----------------------------------------------------------  ------------------     --------
    Charles M. Stimac, Jr. ....................................        253,881(1)        1.5
      President, Chief Executive Officer and Director
    Herbert L. Luxenburg.......................................        170,826(2)         *
      Director
    C. Rand Michaels...........................................        120,826(2)         *
      Director
    Directors (including nominees) and Officers as a Group (3
      Persons).................................................        545,533             3.2

---------------
 * The percentage of shares beneficially owned by any of these directors or nominees does not exceed one percent of the class so owned.

(1) Includes 103,881 shares of Common Stock and warrants to purchase 150,000 shares of Common Stock, which warrants are exercisable within 60 days.

(2) Herbert L. Luxenburg and C. Rand Michaels each own stock option rights to purchase 75,000 shares of Common Stock under the Company's 1990 Non-Qualified Stock Option Plan. Under the Company's 1995 Stock Option Plan each of Mr. Luxenburg and Mr. Michaels also holds options to purchase 25,826 shares of Common Stock and warrants to purchase 20,000 shares of Common Stock. All of such options and warrants are exercisable within 60 days. Mr. Luxembourg also owns 50,000 shares of Common Stock.

                   CERTAIN TRANSACTIONS INVOLVING MANAGEMENT

     On January 17, 1996, the Company obtained a $500,000 working capital asset-secured loan from the Mezzanine Financial Fund, L.P. ("Mezzanine"). Interest is due monthly at the rate of 18% per annum. The terms of the loan agreement require a $100,000 repayment of principal on each of the first and second anniversaries of the closing of the loan. The balance of $300,000 is due on the third anniversary. Mezzanine, at its option, may convert, 166,666 shares of common stock (including standard anti-dilution provisions). In consideration for providing the loan, Mezzanine received a five (5) year warrant to acquire shares of common stock at a price equal to the lower of seventy percent (70%) of the 30-day average trading price prior to closing of the loan, or $2.50 (the "Price"). The warrant exercise price was therefore determined to be $2.04 per share. The number of shares subject to the warrant will be determined by dividing the Price into an amount equal to 10% of the average annual loan balance multiplied by the number of years the loan is outstanding (the "Warrant Fee"). The resulting maximum number of warrants that could be issued are 58,910. At Mezzanine's election, all or any part of the Warrant Fee may be put to the Company upon repayment of the loan for payment in cash in the amount equal to 70% of such Warrant Fee, paid in equal monthly payments over the same number of months that the loan was outstanding. Additionally, Mezzanine received a closing fee equal to 2% of the amount of the loan and reimbursement for expenses associated with the making of the loan.

     On July 24, 1996, the Company distributed 125,000 shares of common stock to Mezzanine in satisfaction of $38,000 of interest charges from May through September 1996 due Mezzanine under the credit facility it provides the Company, plus Mezzanine will credit the principal owned to the extent that proceeds from the sale of these shares or the market value of the shares at September 30, 1996 exceeds the amount of interest due.

     On September 23, 1996, the Company paid the Mezzanine Financial Fund, L.P. (Mezzanine) in the amount of $500,000. Prior to this date, the Company delivered 125,000 common shares to Mezzanine of which 30,000 shares were sold to pay past due interest. In addition, another 60,000 shares were sold by Mezzanine in September and October 1996, the proceeds, net of commission, used to pay off the remaining interest of approximately $10,000 and agreed to enhancement fee of approximately $23,000. The Company is currently in the process of obtaining the return of the remaining shares and/or cash proceeds.

     On December 31, 1996, the Mezzanine loan agreement was terminated and Mezzanine returned 35,000 shares of Common Stock to the Company. The Company currently holds such shares in treasury.

     Herbert M. Pearlman, Chairman of the Board of Directors of the Company, is a director, officer and principal stockholder of the general partner of Mezzanine, Mr. Pearlman is also Chairman, chief executive officer and a principal stockholder of Helm Resources, Inc., a publicly traded company which holds an approximately 14% equity stake in Mezzanine.

     Pursuant to an arrangement with Intersystems, Inc., a company in which Mr. Pearlman is Chairman and in which Mr. Pearlman has a significant equity interest, the Company received certain shareholder relations services from an employee of Intersystems Inc. in return for which the Company reimbursed Intersystems, Inc. for one-third of the salary and other expenses allocated to such employee. The Company did not make any payments to Intersystems, Inc. during fiscal 1997. The Company terminated this arrangement in February, 1997.

     Pursuant to an arrangement with Helm Resources, Inc., the Company was responsible for 25% of Mr. Pearlman's allocated overhead expenses associated with the office space maintained by Helm Resources, Inc. The Company did not make any payments to Helm Resources, Inc. during fiscal 1997. The Company terminated this arrangement in February, 1997.

VOTE REQUIRED

     The Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote at the Meeting. Each shareholder has the right to cast three votes for three directors, but not to cumulate votes for any director.

RECOMMENDATION OF THE BOARD OF DIRECTORS

 The Board of Directors recommends that the shareholders vote FOR its nominees for directors.

                                 PROPOSAL NO. 2

            APPROVAL OF THE AMENDMENT TO THE 1995 STOCK OPTION PLAN

     On August 19, 1997 the Board of Directors of the Company unanimously adopted a resolution authorizing an amendment (the "Amendment") to the Company's 1995 Stock Option Plan (as amended, the "Amended 1995 Plan") which Amendment would authorize the granting of options to acquire an aggregate of an additional 1,000,000 shares of Common Stock under the Amended 1995 Plan, subject to the approval of the Company's shareholders. The Amendment will not become effective unless it is approved by the holders of a majority of the shares of Common Stock present and voted in person or represented by proxy at the Meeting.

     The purpose of the Amended 1995 Plan, which terminates in the year 2005, is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees, directors and consultants of the Company to exert their utmost effort to improve the business and increase the assets of the Company by providing them the opportunity to acquire Common Stock through the exercise of stock options and to promote the success of the Company's business.

     The Amended 1995 Plan authorizes the granting of options to acquire an aggregate of 1,750,000 shares of the Common Stock. Such options may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "non-qualified stock options". The shares available for issuance upon exercise of outstanding options will be increased or decreased according to any reclassification, recapitalization, stock split, stock dividend or other such subdivision or combination of Common Stock. As of July 31, 1997, the Company had 46 employees eligible to participate in the Amended 1995 Plan. The following discussion of the principle features and effects of the Amended 1995 Plan, as amended, is qualified in its entirety by reference to the text of the Amended 1995 Plan.

ADMINISTRATION

     The Company's Board of Directors currently administers the Amended 1995 Plan. The Amended 1995 Plan provides that the Board may appoint a stock option committee (the "Committee") consisting of not less than two members of the Board of Directors to administer the 1995 Plan. Each member of the Stock Option Committee will be a "Non-Employee Director" as defined in, and if required under, Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Board of Directors, or a stock option committee appointed by the Board, determines the individuals who will be granted options, and, subject to the provisions of the Amended 1995 Plan, the number of options each individual will receive, the option price per share and the exercise period for each option. If and when appointed, the stock option committee shall continue to serve until otherwise directed by the Board of Directors, who may decide to remove all members of the Committee and thereafter resume administration of the 1995 Plan.

ELIGIBILITY

     Officers, and other full-time employees of the Company are eligible to receive incentive stock options under the 1995 Plan. Consultants and employee directors and other regular full-time, salaried employees of the Company are eligible to receive non-qualified stock options under the 1995 Plan.

     The number of shares of Common Stock which may be subject to options granted under the 1995 Plan is currently 750,000. If the Amendment is approved by the shareholders, the number of shares of Common Stock which may be subject to options granted under the Amended 1995 Plan will be 1,750,000. Shares subject to options which are no longer exercisable shall thereafter become available for issuance under the 1995 Plan pursuant to the grant of new options.

     Any employee who owns ten percent or more of the total combined voting power of all classes of the Company's capital stock shall be eligible to receive incentive stock options only under limited circumstances.

EXERCISE PRICE OF OPTIONS

     Incentive stock options granted pursuant to the 1995 Plan must have an exercise price equal to the fair market value of the Common Stock at the time the option is granted. If granted to an individual who owns more than ten percent of the combined voting power of all classes of the Company's voting stock or the voting stock of any parent or subsidiary of the Company at the date of grant, the exercise price must be at least 110% of the fair market value. Under the terms of the 1995 Plan, the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year shall not exceed $100,000. Non-qualified stock options may be granted at less than the fair market value of the Common Stock. "Fair market value" is determined by the Board or the stock option committee based on the average of the bid and asked price of the Common Stock on the date of grant. On July 31, 1997, the closing NASDAQ sales price of the Common Stock, as traded was $27/32. Any monies received by the Company from the exercise of options will be used for working capital.

TERMS

     All options available to be granted under the 1995 Plan must be granted by July 31, 2005. The stock option committee or, in the absence of a stock option committee, the Board of Directors, will determine the actual term of the options but no option will be exercisable after the expiration of ten years from the date of grant. No incentive stock option granted to an employee who owns more than ten percent of the combined voting power of all the outstanding classes of stock in the Company may be exercised after five years from the date of the grant.

     All options granted pursuant to the 1995 Plan shall not be transferable except by will or by the laws of descent and distribution.

EXERCISE OF OPTIONS

     Incentive stock options granted to employees under the 1995 Plan may be exercised only by the employee during his employment with the Company or for the period of thirty (30) days (or such other period of time not exceeding three months as determined by the Board) after voluntary termination or for a period of three (3) months (or such other period of time not exceeding one year as determined by the Board) if the employee ceased employment because of permanent and total disability within the meaning of Section 422(e)(3) of the Code. Such incentive stock options may, however, be exercised by the employee's estate, or by any person who acquired the right to exercise such options by bequest or inheritance from the employee for a period of twelve months from the date of the employee's death. If such options shall by their terms sooner expire, such options shall not be extended as a result of the employee's death. Options granted under the 1995 Plan need not be exercised in the order in which they are granted. Non-qualified stock options granted under the 1995 Plan have no exercise limitations other than that they be exercised within ten years from the date of grant or as otherwise specified in an option granted by the stock option committee.

     With the exception of the consideration received by the Company upon the exercise of the options granted under the 1995 Plan, no consideration is received by the Company for the granting of any options.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO INCENTIVE STOCK OPTIONS

     Certain options granted under the 1995 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Set forth below is a general summary of certain of the principal Federal income tax consequences to participants and the Company of incentive stock options granted under the 1995 Plan.

     An employee to whom an incentive stock option is granted pursuant to the 1995 Plan will not recognize any compensation income, and the Company will not recognize any compensation deduction, at the time an incentive stock option is granted or at the time an incentive stock option is exercised. In the year of exercise, however, the amount by which the fair market value of the Common Stock exceeds the option price will constitute a tax preference item under the alternative minimum tax. If the employee incurs minimum tax in the year of exercise, however, he should qualify for the credit for prior year minimum tax liability in the first future year he has regular tax liability.

     In order to obtain incentive stock option treatment for Federal income tax purposes upon the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon exercise of the option, the sale (or other disposition) must not occur within two years from the date the option was granted nor within one year after the issuance of such shares upon exercise of the option (the "ISO holding period requirements"). If the ISO holding period requirements are satisfied, on the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon the exercise of an option, the optionee generally will recognize income from the sale of a capital asset equal to the difference, if any, between the proceeds realized from the sale (or other disposition) and the amount paid as the exercise price of the option. Alternatively, if the ISO holding period requirements are not satisfied, on the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon the exercise of the option, the optionee generally will recognize income taxable as compensation (and the Company will recognize a compensation deduction) in an amount equal to the lesser of (a) the difference, if any, between the fair market value of the shares on the date of exercise and the amount paid as the exercise price of the option or (b) the difference, if any, between the proceeds realized from the sale or other disposition and the amount paid as the exercise price of the option. Any additional gain realized on such sale or disposition (in addition to the compensation income referred to above) would give rise to income from the sale of a capital asset and be taxed accordingly.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO NON-QUALIFIED STOCK OPTIONS

     Non-qualifying stock options which may be granted under the 1995 Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code. An individual to whom a non-qualifying stock option is granted pursuant to the 1995 Plan will generally not recognize any compensation income, and the Company will not realize any compensation deduction, at the time the Non-qualifying stock option is granted. In the year of exercise, however, the optionee generally will realize income taxable as compensation (and the Company will realize a compensation deduction) in an amount equal to the difference, if any, between the fair market value of the shares on the date of exercise and the amount paid as the exercise price of the option.

     The tax basis of the shares of Common Stock received by the optionee upon exercise will be equal to the amount paid as the exercise price plus the amount, if any, includable in his gross income as compensation income. The holding period for the shares will commence on the date of exercise.

     On the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon the exercise of the option, any gain realized on such sale or disposition would give rise to income from the sale of a capital asset and taxed accordingly.

AMENDMENTS AND DISCONTINUANCE OF THE 1995 PLAN

     The 1995 Plan can be amended, suspended or terminated at any time by action of the Company's Board of Directors except that no amendment to the 1995 Plan can be made without prior Shareholder approval where such amendment would (i) increase by more than 10% the total number of shares of stock which may be purchased under the 1995 Plan by officers, directors or persons beneficially owning 10% or more of the Company's Common Stock, (ii) materially modify the eligibility requirements of the 1995 Plan or (iii) materially increase the benefits accruing to participants under the 1995 Plan.

PREVIOUSLY GRANTED OPTIONS

     As of July 31, 1997, the Company had granted options to purchase an aggregate of 556,503 shares of Common Stock (net of cancellations) under the 1995 Plan at a weighted average exercise price of $1.33 per share. As of July 31, 1997, no options to purchase shares had been exercised under the 1994 Plan. The following table sets forth information as of July 31, 1997 concerning (i) all current executive officers as a group; (ii) each nominee for election as a Director; (iii) all current Directors who are not executive officers as a group;
(iv) each associate of any of such Directors, executive officers or nominees;
(v) each person who has
received or is to receive 5% of such options or rights; and (vi) all employeess, including all current officers who are not executive officers, as a group:

                                                                OPTIONS GRANTED
                                                                    THROUGH         WEIGHTED AVERAGE
                                                                 JULY 31, 1997       EXERCISE PRICE
                                                                ---------------     ----------------
Charles M. Stimac, Jr. .......................................           --              $   --
Herbert L. Luxenburg..........................................       25,826              $ 1.87
C. Rand Michaels..............................................       25,826              $ 1.87
All current executive officers as a group (one person)........           --              $   --
All current Directors who are not executive officers as a
  group (two persons).........................................       51,652              $ 1.87
All Employees, including all current officers who are not
  executive officers as a group (45 persons)..................      484,851              $ 1.10

VOTE REQUIRED

     The affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock of the Company present, or represented by proxy, and voted at the Meeting, is required for approval of the Amendment to the 1995 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the Shareholders vote FOR the approval of the Amendment to the 1995 Plan.

                              INDEPENDENT AUDITORS

     The Company's auditors for the fiscal year ended April 29, 1997 were Grant Thornton LLP, independent certified public accountants. Representatives of Grant, Thornton, L.L.P. are expected to be present at the annual meeting of shareholders and to be available to answer appropriate questions from shareholders.

     In 1996, the Company changed its independent auditors from Ernst & Young L.L.P. to Grant Thornton LLP. The reports of the Company's former auditors with respect to the Company's financial statements for the fiscal years ended April 27, 1996, April 29, 1995, and April 30, 1994 contained no disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's auditors in fiscal 1996 included a paragraph in their report expressing uncertainty regarding the Company's ability to continue as a going concern. In addition, during fiscal 1996, 1995, and 1994 there were no disagreements with the audit Company's auditors or any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of the Company's auditors would have caused them to make reference thereto in connection with their reports.

VOTE REQUIRED

     The affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock of the Company present, or represented by proxy, and voted at the Meeting, is required for ratification of Grant Thornton LLP as the Company's independent auditors for the year ended April 26, 1997.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote for the ratification of Grant Thornton LLP as the Company's independent auditors for the year ended April 26, 1997.

                              SHAREHOLDER PROPOSAL

     A shareholder of the Company who wishes to present a proposal for action at the Company's 1998 annual meeting of shareholders must submit such proposal to the Company, and such proposal must be received by the Company by a reasonable time before the Company mails its proxy in connection with its 1998 annual meeting of shareholders.

                                 OTHER MATTERS

     Management is not aware of any other matters that may come before the meeting. However, if additional matters come before the meeting, proxies will be voted at the discretion of the proxy holders.

                                 ANNUAL REPORT

     The Company's Annual Report for the fiscal year ended April 26, 1997 accompanies this Proxy Statement in the initial mailing to shareholders. The Annual Report is not to be regarded as Proxy solicitation material.

                                          WILLIAM LERNER,
                                          Secretary

Akron, Ohio
August 25, 1997

                                   APPENDIX A

                       ABC DISPENSING TECHNOLOGIES, INC.

                         AMENDED 1995 STOCK OPTION PLAN

1. PURPOSES. The purposes of this Amended 1995 Stock Option Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Directors and Employees of the Company or its subsidiaries (as defined in Section 2 below) to whom Option's may be granted under this Plan, and to promote the success of the Company's business.

     Options granted hereunder may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("ISO's"), or "Non-ISO's", at the discretion of the Board and as reflected in the terms of the written option agreement.

     The Plan is not intended as an agreement or promise of employment. Neither the Plan, nor any Option granted pursuant to the Plan, shall confer on any person any right to continue in the employ of the Company. The right of the Company to terminate an Employee is not limited by the Plan, nor by any Option granted pursuant to the Plan, unless such right is specifically described by the terms of any such Option.

2.  DEFINITIONS.  As used herein, the following definitions shall apply:

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean the Committee appointed under Section 4(a) hereof, or, in the absence of such appointment, the Board of Directors of the Company.

     (d) "Common Stock" shall mean the Company's common stock, $.01 par value per share.

     (e) "Company" shall mean ABC Dispensing Technologies, Inc., a Florida corporation.

     (f) "Continuous Service or Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee or Director. Continuous Status as an Employee or Director shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

     (g) "Director" shall mean any person serving on the Company's Board of Directors.

     (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (j) "Fair Market Value" shall mean the closing bid price of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System (or if the Common Stock is not traded on the NASDAQ system, on the Exchange, Quotation System or Electronic Bulletin Board which reports or quotes the closing prices for a share of the Company's Common Stock) for any date (or, if no shares of Common Stock are traded on such date, for the immediately preceding date on which shares of Common Stock were traded) as reported in the Wall Street Journal (or if the Wall Street Journal no longer reports such price, any newspaper, trade journal or quotation service selected by the Committee); or, if no such price quotation is available, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Common Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of the relevant facts.

     (k) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (l) "Non-Employee Director" shall have the meaning ascribed to such term under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act.

     (m) "Non-ISO" shall mean an Option granted under the Plan to purchase stock which is not intended by the Committee to satisfy the requirements of Section 422 of the Code.

     (n) "Option" shall mean a stock option granted pursuant to the Plan.

     (o) "Option Price" shall mean the price per Option Share at which an Option may be exercised.

     (p) "Optioned Stock" shall mean the Common Stock subject to an Option.

     (q) "Optionee" shall mean an Employee, Consultant or Director who receives an Option.

     (r) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (s) "Plan" shall mean this ABC Dispensing Technologies, Inc. Amended 1995 Stock Option Plan, as amended from time to time.

     (t) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act.

     (u) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     (v) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     (w) "Ten Percent Shareholder" shall mean a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary.

3.  STOCK AUTHORIZED.

     Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be Optioned and sold under the Plan is ONE MILLION SEVEN HUNDRED FIFTY THOUSAND (1,750,000) shares of authorized, but unissued, or reacquired no par value Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

4.  ADMINISTRATION.

     (a) Procedure. The Plan shall be administered by a Committee of not less than two members of the Board of Directors (the "Committee") to be designated by the Board of Directors of the Company. No member of the Committee shall be eligible at any time during his or her tenure to receive Options under the Plan. In addition, no member of the Committee shall have received any Options under the Plan during the one (1) year period prior to his or her tenure on the Committee. A majority vote of the members of the Committee shall be required for all of its actions. The provisions of the immediately preceding two sentences shall not be applicable to the extent Rule 16b-3 is amended such that similar requirements are no longer applicable for the exemption offered thereunder.

     A majority of the entire Committee shall constitute a quorum, and the action of the majority of the Committee members present at any meeting at which a quorum is present shall be the action of the Committee. All decisions, determinations, and interpretations of the Committee shall be final and conclusive on all persons affected thereby and shall, as to Incentive Stock Options, be consistent with Section 422 of the Code. The Committee shall have all of the powers and duties set forth herein, as well as such additional powers and duties as the Board of Directors may delegate to it; provided, however, that the Board of Directors expressly retains the right in its sole discretion (i) to elect and to replace the members of the Committee, and (ii) to terminate or amend this Plan in any manner consistent with applicable law. The Board of Directors may from time to time elect members of the Committee in substitution for and in addition to members previously elected, may fill vacancies in the Committee, however caused, and may discharge the Committee. Duly authorized actions of the Committee shall constitute actions of the Board of Directors for the purpose of this Plan and the administration thereof. Notwithstanding anything to the contrary contained herein unless the last sentence of the first paragraph of Section 4(a) is applicable, no member of the Committee shall serve as such under this Plan unless such person is a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) of the Exchange Act.

     (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or to grant "Non-ISO's"; (ii) to determine the Fair Market Value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted which exercise price shall be determined in accordance with Section 8(a) of the Plan;
(iv) to determine the Employees and Directors to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;
(ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) Notwithstanding anything herein to the contrary, no Employee, officer or Director of the Company or its Parent or Subsidiary shall, as a member of the Committee or otherwise, have any vote with regard to any option granted to himself, including, but not limited to:

          (i) the time at which any such Option shall be granted;

          (ii) the number of Shares covered by any such Option;

          (iii) the time or times at which, or the period during which, any such Option may be exercised or whether it may be exercised in whole or in installments;

          (iv) the provisions of the agreement relating to any such Option; and

          (v) the Option Price of Shares subject to an Option granted to him or her.

     (d) Effect of the Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5. ELIGIBILITY. Options may be granted only to Employees and to Directors who are not serving on the Committee, except to the extent provided in the last sentence of the first paragraph of Section 4(a). Any Employee or Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall (1) specify whether the Option is an Incentive Stock Option or a Non-ISO and (2) incorporate such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including, without limitation, a restriction on the number of shares of stock subject to the Option which first become exercisable during any calendar year.

     To the extent that the aggregate Fair Market Value of the stock of the Company subject to Incentive Stock Options granted to any Optionee which first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Non-ISO's. This $100,000 limitation shall be administered in accordance with the rules under Section 422(d) of the Code.

6. EFFECTIVE DATE AND TERM OF PLAN. The effective date of this Plan ("Effective Date") shall be the date it is adopted by the Board, provided the shareholders of the Company (acting at a duly called meeting of such shareholders) approve this Plan within twelve (12) months after such Effective Date. The effectiveness of Options granted under this Plan prior to the date such shareholder approval is obtained shall be contingent on such shareholder approval.

     Subject to the provisions of Section 13 hereof, no Option shall be granted under this Plan on or after the earlier of

          (1) the tenth anniversary of the Effective Date of this Plan in which event the Plan otherwise thereafter shall continue in effect until all outstanding Options shall have been surrendered or exercised in full or no longer are exercisable, or

          (2) the date on which all of the Common Stock reserved for issuance under Section 3 of this Plan has (as a result of the exercise or expiration of Options granted under this Plan) has been issued or no longer is available for use under this Plan, in which event the Plan also shall terminate on such date.

7. TERM OF OPTION. An Option shall expire on the date specified in such Option, which date shall not be later than the tenth anniversary of the date on which the Option was granted, except that if any Employee or Director, at any time an Incentive Stock Option is granted to him, owns stock representing more than ten percent of the total combined voting power of all classes of Common Stock (or, under Section 424(d) of the Code is deemed to own stock representing more than ten percent of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Employee or Director, or by or for any corporation, partnership, state or trust of which such Employee or Director is a shareholder, partner or beneficiary), the Incentive Stock Option granted him shall not be exercisable after the expiration of five years from the date of grant or such earlier expiration as provided in the particular Option agreement.

8.  EXERCISE PRICE AND CONSIDERATION.

     (a) The Option Price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

          (i) In the case of an Incentive Stock Option

             (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock (considering attribution under Section 424(d) of the Code) representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the Option Price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

             (B) granted to an Employee, the per share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

          (ii) In the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to
     Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said option shall be exercised, by conversion of Shares (in the manner provided in the succeeding sentence), or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Florida Law. If the Optionee desires to pay for the Optioned Shares, in whole or in part, by conversion of Shares,

Optionee shall be entitled to receive that number of Shares equal to the quotient obtained by dividing [(A-B)(X)] by (A) where:

         (A) = the Fair Market Value of one Share of Common Stock on the date of conversion.

         (B) = the Option Price for one Share of Common Stock subject to an Option.

         (X) = the Number of Shares of Common Stock issuable upon exercise of the Option if exercised for cash;

provided, that if the above calculation results in a negative number, then no Shares shall be issued or issuable upon conversion of the Option. Any payment made in Shares of the Company's Common Stock shall be treated as equal to the Fair Market Value of such Common Stock on the date the properly endorsed certificate for such Common Stock is delivered to the Committee (or its delegate).

9.  EXERCISE OF OPTION.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance, which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Service as an Employee or Director. If the Continuous Service of any Employee or Director terminates, he may, but only within thirty
(30) days (or such other period of time not exceeding three (3) months as is determined by the Committee) after the date he ceases to be an Employee or Director of the Company, exercise his Option to the extent that he was entitled to exercise it as of the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (c) Notwithstanding the provisions of Section 9(b) above, in the event an Employee or Director is unable to continue his Continued Service with the Company as a result of his total and permanent disability (as defined in Section 105(d)(4) of the Code, as amended), he may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as is determined by the Committee) from the date of disability, exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Option at the date of disability, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) Death of Optionee.  In the event of the death of an Optionee:

          (i) during the term of the Optionee who is at the time of his death an Employee or Director of the Company and who shall have been in Continuous Status as an Employee or Director since the date of grant of the Option, the Option may be exercised, at any time within twelve
     (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

          (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Committee) after the termination of Continuous Status as an Employee or Director, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

12. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

13.  AMENDMENT AND TERMINATION OF THE PLAN.

     (a) The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

          (i) any material increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

          (ii) if shareholder approval of such amendment is required for continued compliance with Rule 16b-3 or Section 422 of the Code.

     (b) Shareholder Approval. Any amendment requiring shareholder approval under Section 13(a) of the Plan shall be solicited as described in Section 17(a) of the Plan.

     (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. OPTION AGREEMENT. Options shall be evidenced by written Option agreements in such form as the Committee shall approve.

17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. The approval of such shareholders of the Company shall be (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

     If such shareholder approval is obtained by written consent in the absence of a Shareholders' Meeting, it must be obtained by the written consent of all shareholders of the Company who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all Shareholders entitled to vote thereon were present and voting.

18. MISCELLANEOUS PROVISIONS. An Optionee shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate to him for such shares.

19. OTHER PROVISIONS. The stock option agreement authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable. Any such stock option agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such option will be an Incentive Stock Option as defined in Section 422 of the Code.

20. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

21. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

22. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

23. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

24. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

25. HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

26. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent preempted by Federal law. The Plan is intended to comply with Rule 16b-3. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan, unless the Board of Directors shall expressly resolve that the Plan is no longer intended to comply with Rule 16b-3.
IN WITNESS WHEREOF, ABC Dispensing Technologies, Inc. has caused its duly
authorized representative to execute this Plan this      day of August, 1997 to
evidence its adoption of the Plan.

                                          ABC DISPENSING TECHNOLOGIES, INC.

                                          --------------------------------------

================================================================================

                                     PROXY

                       ABC DISPENSING TECHNOLOGIES, INC.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles M. Stimac, Jr. and William Lerner, and each of them, as proxies of the undersigned, with full power of substitution, to represent and to vote at the Annual Meeting of Stockholders to be held at Sheraton Suites, 1989 Front Street,
     Cuyahoga Falls, Ohio, on September   , 1997, and any adjournment or
     postponement thereof, and thereat to vote all shares of Common Stock of ABC DISPENSING TECHNOLOGIES, INC., held by the undersigned which the undersigned would be entitled to vote if personally present, with respect to the matters described on the reverse side of this proxy card:

         [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

     1. Election of Directors

         [ ] FOR ALL NOMINEES LISTED BELOW.

         [ ] WITHHOLD AUTHORITY TO VOTE FOR NOMINEE(S)

      Nominees: Herbert L. Luxenburg, C. Rand Michaels, Charles M. Stimac,
                                      Jr.

         (INSTRUCTIONS: To withhold your vote for any individual nominee(s)
                        write the name of the person(s) for whom your vote is withheld on the line immediately below:

     ----------------------------------------------------------------------

     2. Amendment to 1995 Stock Option Plan

        [ ] FOR AMENDMENT       [ ] AGAINST AMENDMENT       [ ] ABSTAIN

     3. Ratification of Grant Thornton LLP as Independent Auditors

        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

     4. In their discretion, on such other business as may properly come before the Annual Meeting or any adjournment.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE LISTED NOMINEES FOR DIRECTOR.

         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH. WHEN SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT TENANCY MUST SIGN. IF SIGNER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL.

                                            -------------------------------
                                                       Signature

                                            Dated:              , 1997
                                                  --------------

                                            PLEASE SIGN, DATE AND RETURN
                                            THIS PROXY IN THE ENCLOSED
                                            ENVELOPE.